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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 4, 2001
                Date of Report (Date of earliest event reported)

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                                 NOVADIGM, INC.

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State of other jurisdiction of incorporation)

        0-26156                                 22-3160347
     (Commission File)              (IRS Employer Identification Number)

                     One International Boulevard, Suite 200
                                Mahwah, NJ 07495
          (Address of principal executive offices, including zip code)

                                 (201) 512-1000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On December 4, 2001, Novadigm, Inc. ("Novadigm") announced that it will be required to pay an arbitration award in the amount of approximately seven hundred thousand dollars ($700,000), arising out of a dispute related to an employment agreement between Novadigm and a former executive. Novadigm announced that it will record the arbitration award and related fees, yet to be determined, as a one-time charge to its results of operations in the current quarter ending December 31, 2001, and will exclude this one-time charge from its calculation of pro forma results for the current quarter. A copy of Novadigm's December 4, 2001 press release announcing the one-time charge is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99.1     Press Release dated December 4, 2001 of Novadigm, Inc.




















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NOVADIGM, INC.

Date:  December 20, 2001           By:  /s/ Wallace D. Ruiz
                                        ---------------------------------------
                                        Wallace D. Ruiz
                                        Vice President, Treasurer
                                        and Chief Financial Officer






















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                                  EXHIBIT INDEX

Exhibit Number                       Description
---------------  ---------------------------------------------------------------
     99.1        Press Release dated December 4, 2001 of Novadigm, Inc.